Exhibit 4.3

EXECUTION VERSION

Masonite Corporation
Masonite International Corporation

Senior Subordinated Notes due 2015

Exchange and Registration Rights Agreement

October 6, 2006

Noteholders (as defined below)

c/o The Bank of New York
as representative of the Noteholders
101 Barclay Street, 8W
New York, NY 10286

Ladies and Gentlemen:

In accordance with the Senior Subordinated Loan Agreement among Masonite Corporation (“Masonite U.S.”), a Delaware corporation, Masonite International Corporation (“Masonite Canada”, and together with Masonite U.S., the “Companies”), a corporation organized under the laws of Ontario, Canada, Masonite International Inc. (the “Parent”), a corporation organized under the federal laws of Canada and the direct parent of the Companies, and the several lenders party thereto, dated as of April 6, 2005, (i) Masonite U.S. proposes to issue to Lenders under the Senior Subordinated Loan Agreement (the “Noteholders”) Senior Subordinated Notes due 2015 (the “U.S. Senior Subordinated Notes”) and (ii) Masonite Canada proposes to issue to Lenders under the Senior Subordinated Loan Agreement Senior Subordinated Notes due 2015 (the “Canadian Senior Subordinated Notes”) upon request. The Subordinated Notes (as defined herein) will be unconditionally guaranteed (the “Guarantees”) on a senior subordinated basis by the Guarantors (as defined herein). The Companies and the Guarantors agree with you for the benefit of the holders from time to time of the Subordinated Notes (including the Noteholders) as follows:

1.             Certain Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in paragraph above or in the Exchange Note Indentures (as defined herein). For purposes of this Exchange and Registration Rights Agreement, the following terms shall have the following respective meanings:

“Additional Interest” shall have the meaning assigned thereto in Section 2(f) hereof.

“Affiliated Market Maker” shall mean a broker-dealer or one of its affiliates who is deemed to be an affiliate of the Companies and intends to make a market in the Exchange Securities.

“Base Interest” shall mean the interest that would otherwise accrue on the Securities under the terms thereof and the relevant Indenture, without giving effect to the provisions of this Agreement.

The term “broker-dealer” shall mean any broker or dealer registered with the Commission under the Exchange Act.

“Commission” shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

“Effective Time,” in the case of (i) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective and (ii) an Exchange Registration, shall mean the time and date as of which the Commission declares the Exchange Offer Registration Statement effective or as of which the Exchange Offer Registration Statement otherwise becomes effective.

“Electing Holder” shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Companies in accordance with Section 3(d)(ii) or 3(d)(iii) hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

“Exchange Offer” shall have the meaning assigned thereto in Section 2(b) hereof.

“Exchange Offer Registration Statement” shall have the meaning assigned thereto in Section 2(b) hereof.

“Exchange Registration” shall have the meaning assigned thereto in Section 3(d) hereof.

“Exchange Securities” shall have the meaning assigned thereto in Section 2(b) hereof.

“Guarantors” shall have the meaning assigned thereto in the relevant Indenture, and in addition shall include Parent.

The term “holder” shall mean each of the Noteholders and other persons who acquire Registrable Securities from time to time (including any successors or assigns), in each case for so long as such person owns any Registrable Securities.

“Indenture” and “Indentures” shall mean, (i) with respect to the U.S. Senior Subordinated Notes, the Exchange Note Indenture, dated as of October 6, 2006, among Masonite U.S., the Guarantors and The Bank of New York, as Trustee, and (ii) with respect to the Canadian Senior Subordinated Notes, the Exchange Note Indenture, dated as of October 6, 2006, among Masonite Canada, the Guarantors and The Bank of New York, as Trustee and/or as the same shall be amended from time to time, in each case as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental thereto entered into pursuant to the applicable provisions hereof, including the provisions of the TIA that are deemed to be part of and govern any such indenture or supplemental indenture.

“Issue Date” means the first date on which the Loans were exchanged for Subordinated Notes pursuant to Section 201 of the Indentures.

“Notice and Questionnaire” means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

The term “person” shall mean a corporation, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

“Registrable Securities” shall mean the Securities; provided, however, that a Security shall cease to be a Registrable Security when (i) in the circumstances contemplated by Section 2(a) hereof, a

Shelf Registration Statement registering such Security under the Securities Act has been declared or becomes effective and such Security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement; (ii) in the circumstances contemplated by Section 2(b) hereof, the Security has been exchanged for an Exchange Security in an Exchange Offer as contemplated in Section 2(b) hereof (provided that any Exchange Security that, pursuant to the last two sentences of Section 2(b), is included in a prospectus for use in connection with resales by broker-dealers shall be deemed to be a Registrable Security with respect to Sections 5, 6 and 9 until resale of such Registrable Security has been effected within the 180-day period referred to in Section 2(b)); (iii) such Security is sold pursuant to Rule 144 under circumstances in which any legend borne by such Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the relevant Company or pursuant to the relevant Indenture; (iv) such Security is eligible to be sold pursuant to paragraph (k) of Rule 144; or (v) such Security shall cease to be outstanding.

“Registration Default” shall have the meaning assigned thereto in Section 2(f) hereof.

“Registration Expenses” shall have the meaning assigned thereto in Section 4 hereof.

“Resale Period” shall have the meaning assigned thereto in Section 2(b) hereof.

“Restricted Holder” shall mean (i) a holder that is an affiliate of the Companies within the meaning of Rule 405, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder’s business, (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Securities and (iv) a holder that is a broker-dealer, but only with respect to Exchange Securities received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Securities acquired by the broker-dealer directly from the Companies.

“Rule 144,” “Rule 405” and “Rule 415” shall mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

“Securities” shall mean, collectively, the Subordinated Notes of the Companies, together with the associated Guarantees, to be issued by the Companies, and securities issued in exchange therefor or in lieu thereof pursuant to the Indentures.

“Securities Act” shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

“Shelf Registration” shall have the meaning assigned thereto in Section 2(a) hereof.

“Shelf Registration Statement” shall have the meaning assigned thereto in Section 2(a) hereof.

“Subordinated Notes” shall mean the U.S. Senior Subordinated Notes, the Canadian Senior Subordinated Notes and any notes issued in multiple tranches pursuant to Section 203(b) of the Indenture.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

Unless the context otherwise requires, any reference herein to a “Section” or “clause” refers to a Section or clause, as the case may be, of this Exchange and Registration Rights Agreement, and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Exchange and Registration Rights Agreement as a whole and not to any particular Section or other subdivision.

2.             Registration Under the Securities Act.

(a)           The Companies and the Guarantors shall use their commercially reasonable efforts to file under the Securities Act within 90 days after the Issue Date a “shelf” registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, the “Shelf Registration” and such registration statement, the “Shelf Registration Statement”) and to use their commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective by the Commission as soon thereafter as practicable. The Companies and the Guarantors will also use their commercially reasonable efforts to keep such Shelf Registration Statement effective and available (subject to customary exceptions) until the later of (A) the date on which no broker-dealer making a market in the Exchange Securities is deemed to be an affiliate of the Companies and (B) the second anniversary of the Issue Date or such earlier time as there are no longer any Registrable Securities outstanding, provided, however, that no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the prospectus forming a part thereof for resales of Registrable Securities unless such holder is an Electing Holder or an Affiliated Market Maker, and (y) after the Effective Time of the Shelf Registration Statement, promptly upon the request of any Affiliated Market Maker or holder of Registrable Securities that is not then an Electing Holder, to take any action reasonably necessary to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such Affiliated Market Maker or holder as a selling securityholder in the Shelf Registration Statement, provided, however, that nothing in this clause (y) shall (A) relieve any such holder of the obligation to return a completed and signed Notice and Questionnaire to the Companies in accordance with Section 3(c)(ii) hereof or (B) require the Companies or the Guarantors to file more than one post-effective amendment to the Shelf Registration Statement in any 45-day period. The Companies and the Guarantors further agree to supplement or make amendments to the Shelf Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Companies and the Guarantors for such Shelf Registration Statement or by the Securities Act or rules and regulations thereunder for shelf registration, and the Companies agree to furnish to each Electing Holder copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission. Notwithstanding the foregoing, no broker-dealer that is an affiliate of the Companies shall be required to give notice within the time period specified in the first sentence of this Section 2(a) in order to maintain its registration rights pursuant to this Section 2. The Companies and the Guarantors shall cause the Shelf Registration Statement to be declared effective by the date (the “Effectiveness Date”) that is 180 days from the Issue Date.

(b)           In lieu of a Shelf Registration, the Companies and the Guarantors may at their option file a registration statement with respect to notes having terms identical to the Senior Subordinated Exchange Notes (the “Substitute Notes”) in which the Companies offer to holders of Senior Subordinated Exchange Notes registered Substitute Notes in exchange for the Subordinated Notes. In such case, the Companies and the Guarantors must file under the Securities Act within 90 days after the Issue Date a registration statement relating to an offer to exchange (such registration statement, the “Exchange Offer Registration Statement”, and such offer, the “Exchange Offer”) any and all of the Securities for a like aggregate principal amount of securities issued by the Companies and guaranteed by the Guarantors, which securities and guarantees are substantially identical to, and represent the same underlying indebtedness as, the Securities and the related Guarantees, respectively (and are entitled to the benefits of a trust indenture which is substantially identical to the relevant Indenture and which has been qualified under the Trust Indenture Act), except that they have been registered pursuant to an effective registration statement under the Securities Act and do not contain provisions for the Additional Interest contemplated in Section 2(f) below (such new securities hereinafter called “Exchange Securities”). The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. The Companies and the Guarantors further agree to use all commercially reasonable efforts to consummate the Exchange Offer no later than 30 business days after such registration statement has become effective, hold the Exchange Offer open for at least 30 days, or longer, if required by the federal securities laws, and exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer. The Exchange Offer will be deemed to have been “completed” only if the securities and related guarantees received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are, upon receipt, transferable by each such holder without restriction under the Securities Act and the Exchange Act and without material restrictions under the blue sky or securities laws of a substantial majority of the U.S. states. The Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Companies having exchanged the Exchange Securities for all outstanding Registrable Securities pursuant to the Exchange Offer and (ii) the Companies having exchanged, pursuant to the Exchange Offer, Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is at least 30 days following the commencement of the Exchange Offer. The Companies and the Guarantors shall cause the Exchange Offer Registration Statement to be declared effective and the Exchange Offer to be completed by the Effectiveness Date. The Companies agree (x) to include in the Exchange Offer Registration Statement a prospectus for use in any resales by any holder of Exchange Securities that is a broker-dealer and (y) to keep such Exchange Offer Registration Statement effective for a period (the “Resale Period”) beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 180th day after the Exchange Offer has been completed or such time as such broker-dealers no longer own any Registrable Securities. With respect to such Exchange Offer Registration Statement, such holders shall have the benefit of the rights of indemnification and contribution set forth in Sections 6(a), (c), (d) and (e) hereof.

(c)           If (i) the Companies and the Guarantors are not permitted to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy; or (ii) any holder of Registrable Securities notifies the Companies prior to the 20th business day following consummation of the Exchange Offer that (A) such holder was prohibited by law or Commission policy from participating in the Exchange Offer, (B) such holder may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such holder or (C) such holder is a broker-dealer and holds Registrable Securities acquired directly from the Companies or an affiliate of the Companies or is an Affiliated Market Maker, then the Companies and the Guarantors shall, in lieu of (or, in the case of clause (ii), in addition to) conducting the Exchange Offer contemplated by Section 2(b)), use commercially reasonable efforts to file under the Securities Act no later than the later of 30 days after the time such obligation to file arises, a Shelf Registration Statement and to use their commercially reasonably efforts to cause the Shelf Registration Statement to be declared effective by the Commission as soon thereafter as practicable.

(d)           On the date of consummation of the Exchange Offer, the Companies shall provide notice to the Trustee, as representative of the Noteholders, which notice shall state (i) that the Exchange Offer has been consummated and the date of consummation; (ii)  whether any holders of Registrable Securities did not participate in the Exchange Offer; and (iii)  if any holders of Registrable Securities did not participate in the Exchange Offer, to the extent available to the Companies, the name, address and telephone number of each such holder who did not participate and the principal amount of Securities held by each such holder. Following the delivery of such notice, the Trustee shall be entitled, but in no way obligated, to contact each holder of Registrable Securities who did not participate in the Exchange Offer and, among other things, provide such holder with the information specified in clause (i) above.

(e)           Notwithstanding the foregoing, the Companies may issue a notice that the Shelf Registration Statement is no longer effective or the prospectus included therein is no longer usable for offers and sales of Registrable Securities covered by the Shelf Registration Statement for a period not to exceed 60 days in the aggregate in any twelve-month period (a “suspension period”) if (i) such action is required by applicable law; or (ii) due to the existence of material non-public information, disclosure of such material non-public information would be required to make the statements contained in the applicable registration statement not misleading (including for the avoidance of doubt, the pendancy of an acquisition, disposition or public or private offering by the Companies), and the Companies have a bona fide business purpose for preserving as confidential such material non-public information (other than avoidance of their obligations hereunder); provided that (x) the Companies promptly thereafter comply with the requirements of Section 3(d) hereof and (y) the required period of effectiveness for the Shelf Registration Period set forth in Section 2(b) hereof shall be extended by the number of days during which such Shelf Registration Statement was not effective or usable pursuant to the foregoing provisions.

(f)            In the event that (i) the Shelf Registration Statement has not become effective or been declared effective by the Commission on or before the Effectiveness Date, (ii) the Exchange Offer is not completed on or before the Effectiveness Date, (iii) or any Shelf Registration Statement required by Section 2(a) or 2(c) hereof is filed and declared effective but shall thereafter either be withdrawn by the Companies or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted herein) without being succeeded immediately by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (iii), a “Registration Default” and each period during which a Registration Default has occurred and is continuing, a “Registration Default Period”), then, as liquidated damages for such Registration Default, subject to the provisions of Section 9(b), additional interest (“Additional Interest”), in addition to the Base Interest, shall accrue in an amount equal to $.05 per week per $1,000 principal amount of Registrable Securities held by such holder for the first 90 days of the Registration Default Period. The amount of Additional Interest shall increase by an additional $.05 per week per $1,000 principal amount of Registrable Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Additional Interest for all Registration Defaults of $.20 per week per $1,000 principal amount of Registrable Securities. Notwithstanding the foregoing, the interest rate borne by the Notes shall not exceed 11.0% per annum, except as otherwise specified in the Indentures. To the extent the interest rate borne by any of the Securities exceeds 11.0% per annum, the Companies may elect to pay such excess interest through the issuance of additional notes, as provided in the Indentures.

(g)           The Parent and the Companies shall take, and shall cause the Guarantors to take, all actions reasonably necessary or advisable to be taken by them to ensure that the transactions contemplated herein are effected as so contemplated, including all actions reasonably necessary or advisable to register the Guarantees under the registration statement contemplated in Section 2(a) or 2(b) hereof, as applicable.

(h)           Any reference herein to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any post-effective amendment to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

3.             Registration Procedures.

If the Companies and the Guarantors file a registration statement pursuant to Section 2(a) or Section 2(b), the following provisions shall apply:

(a)           At or before the Effective Time of the Shelf Registration or Exchange Registration, as the case may be, the relevant Company shall qualify the relevant Indenture under the Trust Indenture Act of 1939.

(b)           In the event that such qualification would require the appointment of a new trustee under the relevant Indenture, the relevant Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the relevant Indenture.

(c)           In connection with the Companies’ and the Guarantors’ obligations with respect to the Shelf Registration, if applicable, the Companies and the Guarantors shall:

(i)            use their commercially reasonable efforts to prepare and file with the Commission, within the time period specified in Section 2(a), a Shelf Registration Statement on any form which may be utilized by the Companies and which shall register all of the Registrable Securities for resale by Affiliated Market Makers and holders thereof in accordance with such method or methods of disposition as may be specified by such Affiliated Market Makers and such of the holders as, from time to time, may be Electing Holders and to cause such Shelf Registration Statement to become effective within the time period specified in Section 2(a);

(ii)           not less than 30 calendar days prior to the Effective Time of the Shelf Registration Statement, mail the Notice and Questionnaire to the holders of Registrable Securities; no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Registrable Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Companies by the deadline for response set forth therein; provided, however, holders of Registrable Securities shall have at least 28 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Companies;

(iii)          after the Effective Time of the Shelf Registration Statement, upon the request of any holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder; provided that the Companies shall not be required (A) to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Companies and (B) nothing in this clause (iii) shall require the Companies or the Guarantors to file more than one post-effective amendment to the Shelf Registration Statement in any 45-day period;

(iv)          as soon as practicable prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the period specified in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Shelf Registration Statement, and furnish to the Electing Holders and any Affiliated Market Makers copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission;

(v)           comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such Shelf Registration Statement in accordance with the intended methods of disposition by the Electing Holders and any Affiliated Market Makers provided for in such Shelf Registration Statement;

(vi)          provide (A) the Electing Holders, (B) the Affiliated Market Makers, (C) the underwriters (which term, for purposes of this Exchange and Registration Rights Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(a)(11) of the Securities Act), if any, thereof, (D) any sales or placement agent therefor, (E) counsel for any such underwriter or agent and (F) not more than one counsel for all the Electing Holders the opportunity to review and comment on such Shelf Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto prior to the filing thereof with the Commission;

(vii)         for a reasonable period prior to the filing of such Shelf Registration Statement, and throughout the period specified in Section 2(a), make available at reasonable times at the Companies’ principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(c)(vi) who shall certify to the Companies that they have a current intention to sell the Registrable Securities pursuant to the Shelf Registration such financial and other information and books and records of the Companies, and cause the officers, employees, counsel and independent certified public accountants of the Companies to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Companies as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Companies prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Shelf Registration Statement or the prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such prospectus in order that such Shelf Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(viii)        promptly notify each of the Electing Holders, any Affiliated Market Makers, any sales or placement agent therefor and any underwriter thereof (which notification may be made through any managing underwriter that is a representative of such underwriter for such purpose) and confirm such advice in writing, (A) when such Shelf Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any U.S. state with respect thereto, or any request by the Commission for amendments or supplements to or additional information relating to, such Shelf Registration Statement or prospectus, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose,

(D) if at any time the representations and warranties of the Companies contemplated by Section 3(c)(xvii) or Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Companies of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) if at any time when a prospectus is required to be delivered under the Securities Act, that such Shelf Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(ix)           use all commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

(x)            if requested by any managing underwriter or underwriters, any placement or sales agent, any Affiliated Market Maker or any Electing Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent, such Affiliated Market Maker or such Electing Holder specifies should be included therein relating to the terms of the sale of such Registrable Securities, including information with respect to the principal amount of Registrable Securities being sold by such Electing Holder, such Affiliated Market Maker or agent or to any underwriters, the name and description of such Electing Holder, such Affiliated Market Maker, agent or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold by such Electing Holder or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(xi)           furnish upon request to each Electing Holder, each Affiliated Market Maker, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(c)(vi) such number of conformed copies of such Shelf Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and of the prospectus included in such Shelf Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, and such other documents, as such Electing Holder, Affiliated Market Maker, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such Electing Holder, market-making by such Affiliated Market Maker, offered or sold by such agent or underwritten by such underwriter and to permit such Electing Holder, Affiliated Market Maker, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Companies hereby consent to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such Electing Holder and by any such agent, Affiliated Market Maker and underwriter, in each case in the form most recently provided to such person by the Companies, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

(xii)          use all commercially reasonable efforts to (A) register or qualify the Registrable Securities to be included in such Shelf Registration Statement under such securities laws or blue sky laws of such U.S. jurisdictions as any Electing Holder, Affiliated Market Maker and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(a) above and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Electing Holder, Affiliated Market Maker, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that neither the Companies nor any of the Guarantors shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(xii), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

(xiii)         use all commercially reasonable efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Shelf Registration or the offering or sale in connection therewith or to enable the selling holder or holders or Affiliated Market Makers to offer, or to consummate the disposition of, their Registrable Securities;

(xiv)        unless any Registrable Securities shall be in book-entry only form, cooperate with the Electing Holders, the Affiliated Market Makers and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities;

(xv)         provide a CUSIP number for all Registrable Securities, not later than the applicable Effective Time;

(xvi)        enter into one or more underwriting agreements, engagement letters, agency agreements, “best efforts” underwriting agreements or similar agreements, as appropriate, including customary provisions relating to indemnification and contribution, and take such other actions in connection therewith as any Affiliated Market Maker or Electing Holders aggregating at least a majority in aggregate principal amount of the Registrable Securities at the time outstanding shall request in order to expedite or facilitate the disposition of such Registrable Securities;

(xvii)       whether or not an agreement of the type referred to in Section 3(c)(xvi) hereof is entered into and whether or not any portion of the offering contemplated by the Shelf Registration is an underwritten offering or is made through a placement or sales agent or any other entity, (A) make such representations and warranties to the Electing Holders, the Affiliated Market Makers and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with an offering of debt securities pursuant to any appropriate agreement applicable to the Shelf Registration; (B) obtain an opinion and certificate of counsel to the Companies in customary form and covering such matters, of the type customarily covered by such an opinion or certificate, as the managing underwriters, if any, or as any Affiliated Market Maker or Electing Holders of at least a majority in aggregate principal amount of the Registrable Securities at the time outstanding may reasonably request, addressed to such Electing Holder or Electing Holders, such Affiliated Market Maker or Affiliated Market Makers and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such Shelf Registration Statement (and if such Shelf Registration Statement contemplates an underwritten offering of a part or all of the Registrable Securities, dated the date of the closing under the underwriting agreement relating thereto) (it being agreed that the matters to be covered by such opinion shall include the due incorporation and good standing of the Companies and their subsidiaries; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 3(c)(xvi) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the Securities; the absence of a breach by the Companies or any of their subsidiaries of, or a default under, material agreements binding upon the Companies or any subsidiary of the Companies; the absence of governmental approvals required to be obtained in connection with the Shelf Registration, the offering and sale of the Registrable Securities, this Exchange and Registration Rights Agreement or any agreement of the type referred to in Section 3(c)(xvi) hereof, except such approvals as may be required under securities or blue sky laws of any U.S. state; the material compliance as to form of such Shelf Registration Statement and any documents incorporated by reference therein and of the relevant Indenture with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, respectively; and, as of the date of the opinion and of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, and from the documents incorporated by reference therein (in each case other than the financial statements and other financial information contained therein) of an untrue statement of a material fact or the omission to state therein a material fact necessary to make the statements therein not misleading (in the case of such documents, in the light of the circumstances under which they were made), it being further agreed that the matters to be covered by such certificate shall include the qualification of the Companies and their subsidiaries to transact business as foreign corporations and the absence of material legal or governmental proceedings involving the Companies); (C) obtain a “cold comfort” letter or letters from the independent certified public accountants of the Companies and their subsidiaries addressed to the selling Electing Holders, the Affiliated Market Makers, the placement or sales agent, if any, therefor or the underwriters, if any, thereof, dated (i) the effective date of such Shelf Registration Statement and (ii) the effective date of any prospectus supplement to the prospectus included in such Shelf Registration Statement or post-effective amendment to such Shelf Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such Shelf Registration Statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such Shelf Registration Statement or post-effective amendment to such Shelf Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such documents and certificates, including officers’ certificates, as may be reasonably requested by any

Affiliated Market Makers or Electing Holders of at least a majority in aggregate principal amount of the Registrable Securities at the time outstanding or the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above or those contained in Section 5(a) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Companies or the Guarantors; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 6 hereof;

(xviii)      notify in writing each Affiliated Market Maker and holder of Registrable Securities of any proposal by the Companies to amend or waive any provision of this Exchange and Registration Rights Agreement pursuant to Section 9(h) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

(xix)         in the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the Conduct Rules (the “Conduct Rules”) of the National Association of Securities Dealers, Inc. (“NASD”) or any successor thereto, as amended from time to time) thereof, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Conduct Rules, including by (A) if such Conduct Rules shall so require, engaging a “qualified independent underwriter” (as defined in such Conduct Rules) to participate in the preparation of the Shelf Registration Statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Shelf Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Registrable Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof (or to such other customary extent as may be requested by such underwriter), and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Conduct Rules; and

(xx)          comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable but in any event not later than eighteen months after the effective date of such Shelf Registration Statement, an earning statement of Parent and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Companies, Rule 158 thereunder).

(d)           In connection with the Companies’ and the Guarantors’ obligations with respect to the registration of Exchange Securities as contemplated by Section 2(a) (the “Exchange Registration”), if applicable, the Companies and the Guarantors shall, as soon as practicable (or as otherwise specified):

(i)            prepare and file with the Commission an Exchange Offer Registration Statement on any form which may be utilized by the Companies and which shall permit the Exchange Offer and resales of Exchange Securities by broker-dealers during the Resale Period to be effected as contemplated by Section 2(a);

(ii)           prepare and file with the Commission such amendments and supplements to such Exchange Offer Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Offer Registration Statement for the periods and purposes contemplated in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Offer Registration Statement, and promptly provide each broker-dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;

(iii)          promptly notify each broker-dealer that has requested or received copies of the prospectus included in such registration statement, and confirm such advice in writing, (A) when such Exchange Offer Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Offer Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any U.S. state with respect thereto on, or any request by the Commission for amendments or supplements to or additional information relating to, such Exchange Offer Registration Statement or prospectus, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Offer Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Companies contemplated by Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Companies of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Offer Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(iv)          in the event that the Companies and the Guarantors would be required, pursuant to Section 3(d)(iii)(F) above, to notify any broker-dealers holding Exchange Securities, without delay prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(v)           use all commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Offer Registration Statement or any post-effective amendment thereto at the earliest practicable date;

(vi)          use all commercially reasonable efforts to (A) register or qualify the Exchange Securities under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(b) no later than the commencement of the Exchange Offer, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions; provided, however, that neither the Companies nor any of the Guarantors shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(vi), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

(vii)         use all commercially reasonable efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Exchange Registration, the Exchange Offer and the offering and sale of Exchange Securities by broker-dealers during the Resale Period;

(viii)        provide a CUSIP number for all Exchange Securities, not later than the applicable Effective Time; and

(ix)           comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable but no later than eighteen months after the effective date of such Exchange Offer Registration Statement, an earning statement of Parent and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Companies, Rule 158 thereunder).

(e)           In the event that the Companies would be required, pursuant to Section 3(c)(viii)(F) above, to notify the Electing Holders, the Affiliated Market Makers, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Companies shall without delay prepare and furnish to each of the Electing Holders, to each of the Affiliated Market Makers, to each placement or sales agent, if any, and to each such underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each Electing Holder and Affiliated Market Maker agrees that upon receipt of any notice from the Companies pursuant to Section 3(c)(viii)(F) hereof, such Electing Holder and Affiliated Market Maker shall forthwith discontinue the disposition of Registrable Securities pursuant to the Shelf Registration Statement applicable to such Registrable Securities until such Electing Holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Companies, such Electing Holder and Affiliated Market Maker shall deliver to the Companies (at the Companies’ expense) all copies, other than permanent file copies, then in such Electing Holder’s and Affiliated Market Maker’s respective possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

(f)            In the event of a Shelf Registration, in addition to the information required to be provided by each Electing Holder in its Notice and Questionnaire, the Companies may require such Electing Holder to furnish to the Companies such additional information regarding such Electing Holder and such Electing Holder’s intended method of distribution of Registrable Securities as may be required in order to comply with the Securities Act. Each such Electing Holder agrees to notify the Companies as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder to the Companies or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration contains or would contain an untrue statement of a material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Registrable Securities or omits or would omit to state any material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly to furnish to the Companies any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g)           Until the expiration of two years after the Issue Date, no Company will, and will not permit any of its “affiliates” (as defined in Rule 144) to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act.

4.             Registration Expenses.

The Companies agree to bear and to pay or cause to be paid promptly all expenses incident to the Companies’ performance of or compliance with this Exchange and Registration Rights Agreement, including (a) all Commission and any NASD registration, filing and review fees and expenses including reasonable fees and disbursements of counsel for the placement or sales agent or underwriters in connection with such registration, filing and review, (b) all fees and expenses in connection with the qualification of the Securities for offering and sale under the U.S. state securities and blue sky laws referred to in Section 3(c)(xii) hereof and determination of their eligibility for investment under the laws of such jurisdictions as any managing underwriters or the Electing Holders may designate, including any reasonable fees and disbursements of counsel for the Electing Holders or underwriters in connection with such qualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction (whether for exchanges, sales, market-making or otherwise) of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Securities for delivery and the expenses of printing or reproducing any underwriting agreements, agreements among underwriters, selling agreements and blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Securities to be disposed of (including certificates representing the Securities), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Securities and the preparation of documents referred in clause (c) above, (e) fees and expenses of the Trustee under the Indenture, any agent of the Trustee and any counsel for the Trustee and of any collateral agent or custodian, (f) internal expenses (including all salaries and expenses of the Companies’ officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Companies and their subsidiaries (including the expenses of any opinions or “cold comfort” letters required by or incident to such performance and compliance), (h) fees, disbursements and expenses of any “qualified independent underwriter” engaged pursuant to Section 3(c)(xix) hereof, (i) reasonable fees, disbursements and expenses of one counsel for the Electing Holders retained in connection with a Shelf Registration, as selected by the Electing Holders of at least a majority in aggregate principal amount of the Registrable Securities held by Electing Holders (which counsel shall be reasonably satisfactory to the Companies), (j) any fees charged by securities rating services for rating the Securities, and (k) fees, expenses and disbursements of any other persons, including special experts, retained by the Companies in connection with such registration (collectively, the “Registration Expenses”). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities or any placement or sales agent therefor or underwriter thereof, the Companies shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

5.             Representations and Warranties.

Each of the Companies and the Guarantors, jointly and severally, represents and warrants to, and agree with, each Noteholder and each of the holders from time to time of Registrable Securities that:

(a)           Each registration statement covering Registrable Securities and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(c) or Section 3(d) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Securities, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than (A) from (i) such time as a condition or event of the type described in Section 3(c)(viii)(F) or Section 3(d)(iii)(F) hereof is discovered by the Companies and notice thereof is given to holders of Registrable Securities as contemplated by Section 3(c)(viii) and 3(d)(iii) until (ii) such time as the Companies furnish an amended or supplemented prospectus pursuant to Section 3(e) or Section 3(d)(iv) hereof and (B) during the pendancy of any suspension period described in Section 2(d) hereof, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(c) or Section 3(d) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Companies by a holder of Registrable Securities expressly for use therein.

(b)           Any documents incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Companies by a holder of Registrable Securities expressly for use therein.

(c)           The compliance by the Companies and the Guarantors with all of the provisions of this Exchange and Registration Rights Agreement and the consummation of the transactions herein contemplated will not, except as could not reasonably be expected to have a material adverse effect upon the business, properties, financial condition or earnings of the Companies, Parent and the Subsidiaries taken as a whole (a “Material Adverse Effect”) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Companies, the

Guarantors or any of their respective subsidiaries is a party or by which the Companies, the Guarantors or any of their respective subsidiaries is bound or to which any of the property or assets of the Companies, the Guarantors or any of their respective subsidiaries is subject, nor will such action result in any violation of the provisions of the certificate of incorporation, certificate of formation or certificate of limited partnership, as amended, or the by-laws or organization documents, as applicable, of the Companies or any Guarantor or except as could not reasonably be expected to have a Material Adverse Effect any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Companies, the Guarantors or any of their respective subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Companies and the Guarantors of the transactions contemplated by this Exchange and Registration Rights Agreement, except the registration under the Securities Act of the Securities, qualification of the Indentures under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under U.S. state securities or blue sky laws in connection with the offering and distribution of the Securities.

(d)           This Exchange and Registration Rights Agreement has been duly authorized, executed and delivered by the Companies and the Guarantors.

6.             Indemnification.

(a)           Indemnification by the Companies and the Guarantors. The Companies and the Guarantors, jointly and severally, will indemnify and hold harmless each of the holders of Registrable Securities included in an Exchange Offer Registration Statement, each of the Electing Holders of Registrable Securities included in a Shelf Registration Statement and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Registrable Securities against any losses, claims, damages or liabilities, joint or several, to which such holder, agent or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Exchange Offer Registration Statement or Shelf Registration Statement, as the case may be, under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Companies to any such holder, Electing Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such holder, such Electing Holder, such agent and such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Companies nor any of the Guarantors shall be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Companies by such person expressly for use therein.

(b)           Indemnification by the Holders and any Agents and Underwriters. The Companies may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2(a) hereof and to entering into any underwriting agreement with respect thereto, that the Companies shall have received an undertaking reasonably satisfactory to them from the Electing Holder of such Registrable Securities and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Companies, the Guarantors, and all other holders of Registrable Securities, against any losses, claims, damages or liabilities to which the Companies, the Guarantors or such other holders of Registrable Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Companies to any such Electing Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Companies by such Electing Holder or underwriter expressly for use therein, and (ii) reimburse the Companies and the Guarantors for any legal or other expenses reasonably incurred by the Companies in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Electing Holder shall be required to undertake liability to any person under this Section 6(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Electing Holder from the sale of such Electing Holder’s Registrable Securities pursuant to such registration.

(c)           Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by Section 6(a) or 6(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)           Contribution. If for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders’ and any underwriters’ obligations in this Section 6(d) to contribute shall be several in proportion to the principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

(e)           The obligations of the Companies and the Guarantors under this Section 6 shall be in addition to any liability which the Companies or the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder, agent and underwriter and each person, if any, who controls any holder, agent or underwriter within the meaning of the Securities Act; and the obligations of the holders and any agents or underwriters contemplated by this Section 6 shall be in addition to any liability which the respective holder, agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Companies or the Guarantors (including any person who, with his consent, is named in any registration statement as about to become a director of any Company or any Guarantor) and to each person, if any, who controls any Company within the meaning of the Securities Act.

(f)            The Companies and the Guarantors agree that the indemnity and contribution provisions of this Section 6 shall apply to the Affiliated Market Makers to the same extent and on the same conditions as they apply to holders of the Securities.

7.             Underwritten Offerings.

(a)           Selection of Underwriters. If any of the Registrable Securities covered by the Shelf Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by Electing Holders holding at least a majority in aggregate principal amount of the Registrable Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Companies.

(b)           Participation by Holders. Each holder of Registrable Securities hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

8.             Rule 144.

Parent covenants to the holders of Registrable Securities that to the extent it shall be required to do so under the Exchange Act, Parent shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities in connection with that holder’s sale pursuant to Rule 144, Parent shall deliver to such holder a written statement as to whether it has complied with such requirements.

9.             Miscellaneous.

(a)           No Inconsistent Agreements. Each Company represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities or any other securities which would be inconsistent with the terms contained in this Exchange and Registration Rights Agreement.

(b)           Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if either Company fails to perform any of its obligations hereunder and that the Purchasers, the Affiliated Market Makers and the holders from time to time of the Registrable Securities may be irreparably harmed by any such failure, and accordingly agree that the Purchasers and such holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Companies under this Exchange and Registration Rights Agreement in accordance with the terms and conditions of this Exchange and Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

(c)           Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Companies, to them at 1600 Britannia Road East, Mississauga, Ontario, Canada L4W 1J2, Attention: General Counsel with a copy to Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, Attention: Joseph H. Kaufman and a copy to Mayer, Brown, Rowe & Maw LLP, 1675 Broadway, New York, NY 10019-5820 Attention: Jeffrey Whyte; and if to a holder, to the address of such holder set forth in the security register or other records of the relevant Company, or to such other address as the relevant Company or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

(d)           Parties in Interest. All the terms and provisions of this Exchange and Registration Rights Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto, the Affiliated Market Makers and the holders from time to time of the Registrable Securities and the respective successors and assigns of the parties hereto and such holders. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Registrable Securities shall be held subject to all of the terms of this Exchange and Registration Rights Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Exchange and Registration Rights Agreement. If the Companies shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the applicable terms hereof.

(e)           Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Exchange and Registration Rights Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, any Affiliated Market Maker, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement and the transfer and registration of Registrable Securities by such holder and the consummation of an Exchange Offer.

(f)            Governing Law. This Exchange and Registration Rights Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(g)           Headings. The descriptive headings of the several Sections and paragraphs of this Exchange and Registration Rights Agreement are inserted for convenience only, do not constitute a part of this Exchange and Registration Rights Agreement and shall not affect in any way the meaning or interpretation of this Exchange and Registration Rights Agreement.

(h)           Entire Agreement; Amendments. This Exchange and Registration Rights Agreement and the other writings referred to herein (including Indentures and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Exchange and Registration Rights Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Exchange and Registration Rights Agreement may be amended and the observance of any term of this Exchange and Registration Rights Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Companies and the holders of at least a majority in aggregate principal amount of the Registrable Securities at the time outstanding. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

(i)            Inspection. For so long as this Exchange and Registration Rights Agreement shall be in effect, this Exchange and Registration Rights Agreement and a complete list of the names and addresses of all the registered holders of Registrable Securities shall be made available for inspection and copying on any business day by any Affiliated Market Maker and holder of Registrable Securities for proper purposes only (which shall include any purpose related to the rights of the holders of Registrable Securities under the Securities, the Indentures and this Agreement) at the offices of the Companies at the address thereof set forth in Section 9(c) above, at the office of the Trustee under the Indentures.

(j)            Counterparts. This agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

(k)           Compliance with Form S-3. Each Company agrees for the benefit of any Affiliated Market Makers that for so long as any of the Registrable Securities remain outstanding, if at any time sales by the Affiliated Market Makers of the Registrable Securities will satisfy clauses 1 or 3 of the “Transaction Requirements” specified in Form S-3 (or any comparable provision of any successor form to Form S-3), each Company will use its reasonable best efforts to comply with, and maintain its compliance with, the “Registrant Requirements” of Form S-3 (or any comparable provision of any successor form to Form S-3).

(l)            Incorporation by Reference. In connection with its execution and acting hereunder the Trustee is entitled to all rights, privileges, protections, immunities, benefits and indemnities provided to it under the Indentures.

If the foregoing is in accordance with your understanding, please sign and return to us seven counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers and each Company. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to each Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

[Signature pages follow.]

Very truly yours,

MASONITE CORPORATION

BY:
/s/ Fred Arnold
Name: Frederick Arnold
Title: Executive Vice President, Finance

MASONITE INTERNATIONAL CORPORATION

by:
/s/ Fred Arnold
Name: Frederick Arnold
Title: Executive Vice President, Finance

MASONITE INTERNATIONAL INC.

by:
/s/ Fred Arnold
Name: Frederick Arnold
Title: Executive Vice President, Finance

3061275 NOVA SCOTIA COMPANY

by:
/s/ Robert Tubbesing
Name: Robert V. Tubbesing
Title: Manager

BONLEA LIMITED

by:
/s/ Rose M. Murphy
Name: Rose M. Murphy
Title: Joint Company Secretary

CASTLEGATE ENTRY SYSTEMS, INC.

by:
/s/ Lawrence P. Repar
Name: Lawrence P. Repar
Title: President

[Registration Rights]

CROWN DOOR CORPORATION

by:
/s/ Lawrence P. Repar
Name: Lawrence P. Repar
Title: President

CUTTING EDGE TOOLING, INC.

by:
/s/ Rose M. Murphy
Name: Rose M. Murphy
Title: Vice President

DOOR INSTALLATION SPECIALIST CORPORATION

by:
/s/ Rose M. Murphy
Name: Rose M. Murphy
Title: Vice President

EGER PROPERTIES

by:
/s/ Rose M. Murphy
Name: Rose M. Murphy
Title: Vice President

FLORIDA MADE DOOR CO.

by:
/s/ Rose M. Murphy
Name: Rose M. Murphy
Title: Vice President

MASONITE PRIMEBOARD INC.

by:
/s/ Rose M. Murphy
Name: Rose M. Murphy
Title: Vice President

MASONITE CHILE HOLDINGS S.A.

by:
/s/ James U. Morrison
Name: James U. Morrison III
Title: President

[Registration Rights]

MASONITE COMPONENTS

by:
/s/ James U. Morrison
Name: James U. Morrison III
Title: President

MASONITE EUROPE

by:
/s/ James U. Morrison
Name: James U. Morrison III
Title: President

MASONITE EUROPE LIMITED

by:
/s/ Rose M. Murphy
Name: Rose M. Murphy
Title: Joint Company Secretary

MASONITE IRELAND

by:
/s/ James U. Morrison
Name: James U. Morrison III
Title: President

MASONITE MEXICO, S.A. DE C.V.

by:
/s/ Rose M. Murphy
Name: Rose M. Murphy
Title: Director

PINTU ACQUISITION COMPANY, INC.

by:
/s/ Rose M. Murphy
Name: Rose M. Murphy
Title: Assistant Secretary

PREMDOR CROSBY LIMITED

by:
/s/ Rose M. Murphy
Name: Rose M. Murphy
Title: Joint Company Secretary

[Registration Rights]

PREMDOR FINANCE LLC

by:
/s/ Robert Tubbesing
Name: Robert V. Tubbesing
Title: Manager

PREMDOR U.K. HOLDINGS LIMITED

by:
/s/ Rose M. Murphy
Name: Rose M. Murphy
Title: Joint Company Secretary

WOODLANDS MILLWORK I, LTD.

by:
/s/ Rose M. Murphy
Name: Rose M. Murphy
Title: Assistant Secretary

WMW, INC.

by:
/s/ Rose M. Murphy
Name: Rose M. Murphy
Title: Assistant Secretary

[Registration Rights]

Accepted as of the date hereof:

THE BANK OF NEW YORK, solely in its capacity
as trustee for and representative of the Noteholders

by:
/s/ Stacey B. Poindexter
Name: Stacey B. Poindexter
Title: Assistant Vice President

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